UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

FASTLY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38897	27-5411834
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

475 Brannan Street, Suite 300

San Francisco, CA 94107

(Address of principal executive offices) (Zip code)

(844) 432-7859

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00002 par value	“FSLY”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modifications of Rights of Security Holders.

On June 10, 2020, Fastly, Inc. (“Fastly”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”), which amended Article IV(D)(1)(d) of its Amended and Restated Certificate of Incorporation, as previously set forth in Fastly’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2020 (the “Proxy Statement”), to read as follows:

“(d) “Final Conversion Date” means 5:00 p.m. in New York City, New York on the earlier to occur following the IPO of (i) the first trading day falling nine months after the date on which the outstanding shares of Class B Common Stock represent less than ten percent (10%) of the aggregate number of shares of the then outstanding Class A Common Stock and Class B Common Stock, (ii) the date specified by affirmative vote of the holders of at least a majority of the outstanding shares of Class B Common Stock, voting as a single class, or (iii) the first trading day falling seven years after the Effective Time.”

The Amendment was approved at Fastly’s 2020 Annual Meeting of Shareholders on June 9, 2020 (the “Annual Meeting”), by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A common stock and Class B common stock voting together as a single class, and the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class B common stock voting as a separate class.

The Amendment is filed as Exhibit 3.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2020, Fastly held its Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; (b) for, against or abstain for the approval of the proposed amendment to the Fastly, Inc. Amended and Restated Certificate of Incorporation; and (c) for, against or abstain for the ratification of the selection of Deloitte & Touche LLP as Fastly’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Broker non-votes are also reported. A more complete description of each matter is set forth in the Proxy Statement.

Proposal 1:

Each of the three directors proposed by Fastly for election was elected by the following votes to serve until Fastly’s 2023 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Aida Álvarez	247,271,509	256,326	26,451,581
Joshua Bixby	247,298,705	229,130	26,451,581
Sunil Dhaliwal	238,730,310	8,797,525	26,451,581

Proposal 2:	The amendment of Fastly’s Amended and Restated Certificate of Incorporation, as described in the Proxy Statement, was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
241,308,397	6,078,946	140,492	26,451,581

Proposal 3:

The selection of Deloitte & Touche LLP as Fastly’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
273,571,983	200,352	207,081	N/A

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTLY, INC.

Dated: June 10, 2020	By:	/s/ Adriel Lares
Adriel Lares
Chief Financial Officer